Exhibit 10.3

[EXECUTION VERSION]

FRE408/CONFIDENTIAL

THIRD AMENDMENT, dated as of March 22, 2019 (this “Amendment”), among MARIPOSA INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NEIMAN MARCUS GROUP LTD LLC, a Delaware limited liability company (the “Borrower”), and the LENDERS party hereto, to the REVOLVING CREDIT AGREEMENT, dated as of October 25, 2013 (as amended by the First Incremental Amendment to Revolving Credit Agreement, dated as of October 10, 2014, the Second Amendment to Revolving Credit Agreement, dated as of October 27, 2016, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified prior to the Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other parties party thereto from time to time.  Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified, including by this Amendment).

A.                                    Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower pursuant to the terms and subject to the conditions set forth therein.

B.                                    Pursuant to Section 10.08 of the Credit Agreement, Holdings, the Borrower, and the Lenders party hereto (the “Lender Parties”, and each individually, a “Lender Party”) desire to enter into the agreements set forth in this Amendment.

C.                                    The Lenders executing this Amendment constitute Required Lenders under the Credit Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are acknowledged by the parties hereto, and subject to the terms and conditions set forth in this Amendment, the parties agree as follows:

SECTION 1.                            Amendments.

(a)                                 Effective as of the Second Amendment Effective Date, Section 8.01(8) of the Credit Agreement shall be deemed amended and restated in its entirety as follows:

(8)                                 an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking:

(a)                                 relief in respect of Holdings, any Borrower Party or any of the Material Subsidiaries, or of a substantial part of the property or assets of Holdings, any Borrower Party or any Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, or similar law and such proceeding or petition continues undischarged, undismissed or unstayed for 60 calendar days, or an order or decree approving or ordering any of the foregoing is entered;

(b)                                 the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, any Borrower Party or any of the Material Subsidiaries or for a substantial part of the property or assets of Holdings, any Borrower Party or any Restricted Subsidiary and such appointment occurs and continues undischarged, undismissed or unstayed for 60 calendar days from the date of such appointment, or an order or decree approving or ordering any of the foregoing is entered; or

(c)                                  the winding up or liquidation of Holdings, any Borrower Party or any Material Subsidiary (except, in the case of any Material Subsidiary, in a transaction permitted by Section 6.05) and such proceeding or petition continues undischarged, undismissed or unstayed for 60 calendar days, or an order or decree approving or ordering any of the foregoing is entered;

SECTION 2.                            Representations and Warranties. Each of Holdings and the Borrower hereby represent and warrant that:

(a)                                 no Default or Event of Default has occurred and is continuing as of the Effective Date, or would exist immediately after giving effect to this Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all respects) immediately prior to the Effective Date and immediately after giving effect to this Amendment; and

(c)                                  this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms.

SECTION 3.                            Effectiveness; Amendments. This Amendment shall become effective as of the date first written above (such date, the “Effective Date”) when:

(a)                                 the Lender Parties shall have received counterparts of this Amendment (including via facsimile or electronic transmission (including Adobe pdf copy)) that, when taken together, bear the signatures of Holdings, the Borrower and Lender Parties constituting the Required Lenders;

(b)                                 no Default or Event of Default has occurred and is continuing as of the Effective Date, or would exist immediately after giving effect to this Amendment;

(c)                                  all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all

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respects) immediately prior to the Effective Date and immediately after giving effect to this Amendment; and

(d)                                 the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and out-of-pocket expenses (including, without limitation, reasonable, documented and invoiced fees, charges and disbursement of a single counsel which shall be White & Case LLP) then due and payable to the Administrative Agent and the Lenders to the extent then invoiced and due.

This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower and the Required Lenders.

SECTION 4.                            Credit Agreement. Except as expressly set forth in this Amendment, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document.  In addition, except as expressly set forth in this Amendment, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing in this Amendment shall be deemed to entitle Holdings or the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  Upon the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment. Upon the Effective Date, this Amendment shall constitute a “Loan Document” (as defined in the Credit Agreement).

SECTION 5.                            APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

SECTION 6.                            Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Amendment by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be effective as delivery a manually signed original.

SECTION 7.                            Headings. The Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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SECTION 8.                            Construction. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MARIPOSA INTERMEDIATE
HOLDINGS LLC,
as Holdings

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NEIMAN MARCUS GROUP LTD LLC,
as Borrower

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General
Counsel, Chief Compliance
Officer and Secretary

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

DEUTSCHE BANK AG NEW YORK BRANCH:

By:	/s/ Frank Fazio
	Name:	Frank Fazio
	Title:	Managing Director

By:	/s/ Stephen R. Lapidus
	Name:	Stephen R. Lapidus
	Title:	Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

Bank of America, N.A.

By:	/s/ Peter M. Walther
	Name:	Peter M. Walther
	Title:	Senior Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

BMO Harris Bank N.A.

By:	/s/ Jim Vesecky
	Name:	Jim Vesecky
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

Citizens Bank, N.A.

By:	/s/ Richard Norberg
	Name:	Richard Norberg
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Bryan J. Matthews
	Name:	Bryan J. Matthews
	Title:	Authorized Signatory

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gregory T. Martin
	Name:	Gregory T. Martin
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

Regions Bank

By:	/s/ Connie Ruan
	Name:	Connie Ruan
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

ROYAL BANK OF CANADA

By:	/s/ John Flores
	Name:	John Flores
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

SunTrust Bank

By:	/s/ Dan Clubb
	Name:	Dan Clubb
	Title:	Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

TD Bank, N.A.

By:	/s/ Stephen A. Caffrey
	Name:	Stephen A. Caffrey
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

SIGNATURE PAGE TO AMENDMENT RELATED TO THE REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2013, AMONG MARIPOSA INTERMEDIATE HOLDINGS LLC, MARIPOSA MERGER SUB LLC (WHICH WAS MERGED WITH AND INTO NEIMAN MARCUS GROUP LTD INC.), THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

Wells Fargo Bank, N.A.

By:	/s/ Michele Riccobono
	Name:	Michele Riccobono
	Title:	Authorized Signatory

[Signature Page to Third Amendment]